CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): August 20, 2004

Integrated Brand Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50331
(Commission File Number)

98-0371433
(IRS Employer Identification No.)

300-3665 Kingsway, Vancouver, British Columbia, Canada V5R 5W2
(Address of principal executive offices (zip code))

(604) 639-4443
(Registrant's telephone number, including area code)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 20, 2004 as Integrated Brand Solutions, Inc.'s independent auditors. Malone & Bailey's report dated June 14, 2004, on Integrated Brand Solutions, Inc.'s balance sheet of as of March 31, 2004, and the related statements of operations, stockholders' deficit, and cash flows for each of the two years then ended and for the period from March 20, 2002 (Inception) through March 31, 2004, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of Integrated Brand Solutions, Inc.'s financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Integrated Brand Solutions, Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 20, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 20, 2004 as Integrated Brand Solutions, Inc.'s principal accountant to audit the financial statements of Integrated Brand Solutions, Inc.. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of Integrated Brand Solutions, Inc. and approved by the Board of Directors.

During the years ended March 31, 2004 and 2003 and subsequent to March 31, 2004 through the date hereof, neither Integrated Brand Solutions, Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Integrated Brand Solutions, Inc.'s financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Integrated Brand Solutions, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with Integrated Brand Solutions, Inc.'s former accountant.

Integrated Brand Solutions, Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Integrated Brand Solutions, Inc. with a letter addressed to the Commission containing any new information, clarification of Integrated Brand Solutions, Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Integrated Brand Solutions, Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Integrated Brand Solutions, Inc. that no such letter need be issued.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Brand Solutions, Inc.

By: /s/ Steve Bajic
--------------------------
Steve Bajic
Secretary and Director

Dated: August 20, 2004